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                                                                    EXHIBIT 23.6


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


        We consent to the use of our name and references to our reports with respect to the merger of Globex Energy, Inc. with and into a wholly owned subsidiary of Apco Argentina Inc., as represented in Amendment No. 2 to the Registration Statement on Form S-4 of Apco Argentina Inc., dated October 26, 2001.



                                                   /s/ RYDER SCOTT COMPANY, L.P.

                                                   RYDER SCOTT COMPANY, L.P.


October 26, 2001
Houston, Texas